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                                                                   EXHIBIT 10.19

                 EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of this 13th day of February, 1996, by and among GUESS ?, INC. (the "Company"), a Delaware corporation, having its chief executive office at 1444 S. Alameda St., Los Angeles, California, 90021, THE FIRST NATIONAL BANK OF BOSTON ("FNB"), AS AGENT (the "Agent"), with its head office at 100 Federal Street, Boston, Massachusetts 02110 and the Lenders, as defined below.

     WHEREAS, the Company and FNB, as Agent and Lender are parties to a Revolving Credit Agreement dated as of December 20, 1993 as amended by a First Amendment to Revolving Credit Agreement dated as of January 20, 1994, by a Second Amendment and Waiver to Revolving Credit Agreement dated as of April 1, 1994, by a Third Amendment and Waiver to the Revolving Credit Agreement dated as of July 18, 1994, by a Fourth Amendment and Waiver to the Revolving Credit Agreement dated as of October 24, 1994, by a Fifth Amendment to Revolving Credit Agreement dated as of February 13, 1995, by a Sixth Amendment to Revolving Credit Agreement dated as of September 14, 1995 and by a Seventh Amendment to Revolving Credit Agreement dated as of December 22, 1995 (collectively the "Credit Agreement") along with SANWA BANK CALIFORNIA ("Sanwa"), AS CO-AGENT AND LENDER, THE INDUSTRIAL BANK OF JAPAN, LIMITED ("Industrial"), AS LENDER, CREDIT LYONNAIS LOS ANGELES BRANCH ("Lyonnais"), AS LENDER and SUMITOMO BANK OF CALIFORNIA ("Sumitomo"), AS LENDER; (collectively with FNB, as Lender, the "Lenders")

     WHEREAS, the Company has requested that certain changes to the Credit Agreement be made to reflect the following: (i) the formation of Guess ? Europe, B.V. a corporation organized under the laws of the Netherlands ("Guess Europe") for the purposes of facilitating the distribution of product in Europe in which the Company will hold a 50% interest, (ii) the formation of Newtimes Guess ? Limited. ("Newtimes Guess Parent") a British Virgin Islands corporation in which Guess Europe will hold a 50% interest and in which Indigo Consultants, Ltd (an existing corporation which is neither owned or controlled by the Company or any of its affiliates) will hold a 50% interest and Newtimes Guess? Limited a Hong Kong corporation 100% owned by Newtimes Guess Parent ("Newtimes Guess") (Newtimes Guess Parent and/or Newtimes Guess will act as buying agents for the Company), (iii) the sale of the fixed and a small amount of other assets of Ranche Limited ("Ranche"), the existing buying agent, to Newtimes Guess Parent, Newtimes Guess and Guess Hong Kong and the eventual dissolution, liquidation or merger of Ranche into Guess Europe and (iv) the formation of a new entity as a 100% subsidiary of Guess Europe ("Guess Hong Kong") which will act as a selling agent to certain licensees and related parties of product;

     WHEREAS, the Company has represented that neither Guess Hong Kong, Guess Europe Newtimes Guess Parent or Newtimes Guess will own any of the inventory of the

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Company and that the letters of credit issued under the Credit Agreement shall not be used to acquire inventory for any of Guess Hong Kong, Guess Europe, Newtimes Guess Parent and Newtimes Guess;

     WHEREAS, the Company has requested that Newtimes Guess Parent and Newtimes Guess not be treated as Subsidiaries under the Credit Agreement except to permit certain investments in and loans to Newtimes Guess Parent and Newtimes Guess by the Company; and

     WHEREAS, the Company shall continue to guaranty the obligations of Ranche under the Ranche letter of credit facility with FNB (the "Ranche LC Facility") until all of the Obligations of Ranche are fulfilled or the letters of credit expire undrawn under the Ranche LC Facility.

     NOW THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the Agent, the Lenders and the Company hereby agree to amend the Credit Agreement as hereinafter provided.

     Section 1. DEFINITIONS. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement. The definitions of terms defined herein are hereby incorporated in the Credit Agreement by reference.

     Section 2. AMENDMENTS TO THE CREDIT AGREEMENT. From and after the date hereof the Credit Agreement is hereby amended as follows:

            2.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

            "NEWTIMES GUESS PARENT. Newtimes Guess ?, Limited, a corporation owned 50% by the Guess? Europe, B.V. and 50% by Indigo Consultants, Ltd."

            2.2 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

            "NEWTIMES GUESS. Newtimes Guess ?, Limited, a corporation owned 100% by the Newtimes Guess Parent."

            2.3 Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end of the definition of "Subsidiary".

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            "Notwithstanding the forgoing, each of Newtimes Guess Parent and
            Newtimes Guess shall not be a Subsidiary unless Guess Europe, B.V. at anytime owns more than 50% of the shares or ownership interests in Newtimes Guess Parent."

            2.4. Section 6.9 (i) of the Credit Agreement is amended to read as follows::

            "(i) existing Investments in Subsidiaries and new Investments in Subsidiaries, Newtimes Guess Parent and Newtimes Guess not to exceed $10,000,000 in the aggregate at any one time."

     Section 3.     CONSENT OF THE LENDERS.  The Lenders consent under Section
6.6 of the Credit Agreement to the current sale of the fixed and a small amount of other assets of Ranche to Newtimes Guess Parent, Newtimes Guess and Guess Hong Kong and to the dissolution, liquidation or merger of Ranche not earlier than the payment or expiration of the outstanding letters of credit under the Ranche LC Facility and the transfer of the remaining cash or cash equivalents in Ranche upon such dissolution, liquidation or merger to Guess Europe.

     Section 4. CONDITIONS TO THIS AMENDMENT. The agreements of Agent as set forth in this Amendment are subject to the fulfillment of the following conditions:

            (a) Receipt by Agent of a fully executed copy of this Eighth Amendment, executed by the Company and the Required Lenders;

            (b) Receipt by Agent of evidence that all of the transactions contemplated by this amendment have been completed; provided that the Company may rely on this amendment as being enforceable in undertaking such transactions;

            (c) Receipt by the Agent of a duly executed Certificate of Secretary of the Company certifying as to the incumbency of the officers of the Company and the board of directors resolutions authorizing the execution and delivery of this Amendment and related agreements and such other matters as Agent may required; and

            (d) Receipt by the Agent of such other documents, instruments and agreements as Agent may reasonably request in connection herewith or in order to effectuate the matters described herein.

     Section 5.     GENERAL

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            5.1. The Company hereby represents and warrants that (i) each of the representations set forth in the Credit Agreement, as amended hereby (other than those which specifically speak as of a date other than the date of this Amendment), is true, correct and complete in all respects on the date hereof, and (ii) no event has occurred and is continuing and no condition exists which constitutes or, with the passage of time or the giving of notice, or both would constitute a Default or an Event of Default under the Credit Agreement as amended hereby.

            5.2. The Company hereby represents and warrants that the execution and delivery of this Amendment and all other documents and agreements, now or hereafter entered into or delivered, and all other actions, now or hereafter taken, by the Company in connection with this Amendment are within the corporate power of the Company and have been duly authorized by all necessary corporate action, and no further corporate action is necessary to authorize the execution and delivery of this Amendment and all related documents or to make them, and all of their respective terms and provisions, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited in bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            5.3 This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to account for more than one counterpart hereof signed by each of the parties hereto. Except to the extent specifically amended or supplemented hereby, all of the items, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement, as amended and supplemented by this Amendment, is confirmed as being in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this amendment under seal as of the day first above-written by their respective officers, hereunto duly authorized.

                                        Guess ?, Inc.

                                        By:   /s/ Roger A. Williams
                                           -------------------------------------
                                        Title:   EVP and CFO
                                              ----------------------------------

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                                        The First National Bank of Boston, as
                                        Agent and Lender

                                        By:   /s/ DEBRA L. ZURKA
                                           -------------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        Consented to in accordance with Section
                                        9.7 of the Credit Agreement

                                        Sanwa Bank California, as Co-Agent and
                                        Lender

                                        By:   /s/ NICOLE GARNIER
                                           -------------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        The Industrial Bank of Japan, Limited,
                                        as Lender

                                        By:    /s/ MASATAKE YASHIRO
                                           -------------------------------------
                                        Title:   General Manager
                                              ----------------------------------

                                        Credit Lyonnais Los Angeles Branch, as
                                        Lender

                                        By:   /s/ DAVID L. MILLER
                                           -------------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        Sumitomo Bank of California, as Lender

                                        By:   /s/ MATTHEW R. VAN STEENHUYSE
                                           -------------------------------------
                                        Title:   Vice President
                                              ----------------------------------